NEW PERSPECTIVE FUND, INC.

                                    Part B
                     Statement of Additional Information

                              DECEMBER 1, 1997
                         (as amended August 17, 1998)

This document is not a prospectus but should be read in conjunction with the current prospectus of New Perspective Fund, Inc. (the fund or NPF) dated December 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          New Perspective Fund, Inc.
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       1

Investment Restrictions                                           3

Fund Directors and Officers                                       5

Advisory Board Members                                            10

Management                                                        13

Dividends, Distributions and Federal Taxes                        15

Purchase of Shares                                                19

Redeeming Shares                                                  24

Shareholder Account Services and Privileges                       26

Execution of Portfolio Transactions                               28

General Information                                               28

Investment Results                                                29

Appendix - Description of Bond Ratings                            34

Financial Statements                                              Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets, which will be marked to market daily, to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENTS IN LOWER RATED BONDS -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it may invest up to 10% of it's assets in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including up to 5% in securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;

13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of Investment Restriction #11, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS  POSITION      PRINCIPAL OCCUPATION(S) DURING PAST  AGGREGATE COMPENSATION  TOTAL COMPENSATION        TOTAL
AND AGE        WITH          5 YEARS (POSITIONS WITHIN THE        (INCLUDING VOLUNTARILY  (INCLUDING VOLUNTARILY    NUMBER OF
               REGISTRANT    ORGANIZATIONS LISTED MAY HAVE        DEFERRED                DEFERRED                  FUND
                             CHANGED DURING THIS PERIOD)          COMPENSATION/1/)        COMPENSATION/1/) FROM     BOARDS ON
                                                                  FROM THE FUND DURING    ALL FUNDS MANAGED BY      WHICH
                                                                  FISCAL YEAR ENDED       CAPITAL RESEARCH AND      DIRECTOR
                                                                  9/30/97                 MANAGEMENT                SERVES/3/
                                                                                          COMPANY/2/ FOR THE YEAR
                                                                                          ENDED 9/30/97

Elisabeth Allison          Director      Administrative Director, ANZI, Ltd.   $ 18,100             $ 37,200              2
ANZI, Ltd.                               (financial publishing and consulting);
1770 Massachusetts Ave.                  Publishing Consultant, Harvard
Cambridge, MA  02410                     Medical School; former Senior Vice
Age:  51                                 President, Planning and Development,
                                         McGraw Hill, Inc.

Michael R. Bonsignore      Director      Chairman of the Board and Chief   $ 9,500/4/           $ 18,750              2
Honeywell Plaza                          Executive Officer, Honeywell, Inc.
P.O. Box 524
Minneapolis, MN  55440
Age:  56

+Gina H. Despres           Director      Senior Vice President, Capital   None/5/              None/5/               1
3000 K Street, N.W.                      Research and Management Company
Washington, DC  20007
Age:  56

+David I. Fisher           Director      Chairman of the Board,       None/5/              None/5/               3
333 South Hope Street                    The Capital Group Companies, Inc.
Los Angeles, CA  90071
Age:  58

Robert A. Fox              Director      President and Chief Executive Officer,   $ 16,700/4/          $ 83,800              5
P.O Box 457                              Foster Farms; former President,
Livingston, CA  95334                    Revlon International; former Chairman
Age:  60                                 and Chief Executive Officer, Clarke
                                         Hooper America (advertising)

Alan Greenway              Director      President, Greenway Associates, Inc.   $ 17,600             $ 69,200              4
7413 Fairway Road                        (management consulting services)
La Jolla, CA  92037
Age:  70

Koichi Itoh                Director      President and Chief Executive Officer,   $ 18,300/4/          $ 36,400     2
7-14-11-104 Minami                       IMPAC (management consulting
Aoyama                                   services); former Managing Partner,
Minato-ku, Tokyo, Japan                  VENCA Management (venture capital)
Age:  57

++William H. Kling         Director      President, Minnesota Public Radio;   $ 16,550/4/          $ 71,500              5
45 East Seventh Street                   President, Greenspring Co.; former

St. Paul, MN  55101                      President, American Public Radio
Age:  55                                 (now Public Radio International)


+Jon B. Lovelace           Vice          Vice Chairman of the Board, Capital   None/5/              None/5/               4
333 South Hope Street      Chairman of   Research and Management Company
Los Angeles, CA  90071     the Board
Age:  70

John G. McDonald           Director      The IBJ Professor of Finance,   $ 17,500/4/          $ 142,900             7
Graduate School of Business                 Graduate School of Business,
Stanford University                      Stanford University
Stanford, CA  94305
Age:  60

++William I. Miller        Director      Chairman of the Board,       $ 19,300/4/          $ 38,400              2
500 Washington Street                    Irwin Financial Corporation
Box 929
Columbus, IN  47202
Age:  41

Kirk P. Pendleton          Director      President, Cairnwood, Inc.   $ 15,300/4/          $ 88,800              5
Cairnwood, Inc.                          (venture capital investment)
75 James Way
Southhampton, PA  18966
Age:  58

Donald E. Petersen         Director      Former Chairman of the Board and   $ 16,800/4/          $ 66,800              4
255 East Brown, Suite 460                 Chief Executive Officer, Ford Motor
Birmingham, MI  48009                    Company
Age:  71

+James W. Ratzlaff         Director      Senior Partner, The Capital Group   None/5/              None/5/               8
One Market Plaza                         Partners, L.P.
Steuart Tower, Suite 1800
San Francisco, CA  94105
Age:  61

+Walter P. Stern           Chairman of   Chairman, Capital Group International,    None/5/              None/5/               8
630 Fifth Avenue           the Board     Inc.; Vice Chairman, Capital Research
New York, NY  10111                      International; Chairman, Capital
Age:  69                                 International, Inc.; Director, Temple-
                                         Inland Inc. (forest products)



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ Directors who may be deemed "interested persons" of the fund as defined in the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

 /3/ Includes funds managed by Capital Research and Management Company and affiliates.

 /4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended September 30, 1997 for participating Directors is as follows:
Michael R. Bonsignore ($8,043), Robert A. Fox ($193,175), Koichi Itoh ($21,833), William H. Kling ($83,016), John G. McDonald ($73,293), William I. Miller ($22,864), Kirk P. Pendleton ($18,258) and Donald E. Petersen ($15,238). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

 /5/ Gina H. Despres, David I. Fisher, Jon B. Lovelace, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
                                    WITH REGISTRANT   PAST 5 YEARS

Walter P. Stern
 (see above)

Jon B. Lovelace
 (see above)

Gina H. Despres
 (see above)

William R. Grimsley        59       Senior            Senior Vice President and Director,
P.O. Box 7650                       Vice President    Capital Research and Management
San Francisco, CA  94120                              Company

Gregg E. Ireland           47       Senior            Senior Vice President,
 3000 K Street, N.W.                Vice President    Capital Research and Management
Washington, DC  20007                                 Company

Thierry Vandeventer        62       Senior            Director, Capital Research and
3 Place des Bergues                 Vice President    Management Company
1201 Geneva, Switzerland

Darcy B. Kopcho            44       Vice President    Vice President and Director,
333 South Hope Street                                 Capital Research Company
Los Angeles, CA  90071

Cathy M. Ward              50       Vice President    Senior Vice President and Director,
333 South Hope Street                                 Capital Research and Management
Los Angeles, CA  90071                                Company

Vincent P. Corti           41       Secretary         Vice President - Fund Business
333 South Hope Street                                 Mangement Group, Capital Research
Los Angeles, CA  90071                                and Management Company

R. Marcia Gould            43       Treasurer         Vice President - Fund Business
135 South State College Blvd.                         Mangement Group, Capital Research
Brea, CA  92821                                       and Management Company



                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board are:

NAME, ADDRESS   POSITION    PRINCIPAL OCCUPATION(S) DURING PAST  AGGREGATE               TOTAL COMPENSATION        TOTAL
AND AGE         WITH        5 YEARS (POSITIONS WITHIN THE        COMPENSATION            (INCLUDING VOLUNTARILY    NUMBER OF
                REGISTRANT  ORGANIZATIONS LISTED MAY HAVE        (INCLUDING VOLUNTARILY  DEFERRED COMPENSATION/1/) BOARDS ON
                            CHANGED DURING THIS PERIOD)          DEFERRED                FROM ALL FUNDS MANAGED    WHICH
                                                                 COMPENSATION/1/)        BY CAPITAL RESEARCH AND   ADVISORY
                                                                 FROM THE FUND DURING    MANAGEMENT COMPANY/2/     BOARD
                                                                 FISCAL YEAR ENDED       FOR THE YEAR ENDED        MEMBER
                                                                 9/30/97                 9/30/97                   SERVES/3/

Yoichi Funabashi             Advisory      Washington, DC Bureau Chief and   $7,000               $7,000                1
Asahi Shimbun                Board         Diplomatic Correspondent and
6-3-9 Kita-Terao             Member        Columnist of the Asahi Shimbun
Yokahama City, Japan
Age:  53

Jean Gandois                 Advisory      President, Conseil National du   $3,000               $3,000                1
Conseil National du Patronat Francais   Board         Patronat Francais; former Chairman of
31 Ave. Pierre Premier de Serbie   Member        the Board, Cockerill-Sambre; former
75784 Paris, France                        Chairman and Chief Executive Officer,
Age:  67                                   Pechiney

Claudio X. Gonzalez Laporte   Advisory      Chairman of the Board and Chief   $3,000               $3,000                1
Kimberly Clark de Mexico, SA   Board         Executive Officer, Kimberly Clark de
103-3 Colonia Polanco Morales   Member        Mexico, SA
Mexico, DF, Mexico
Age:  63

Sir Peter Holmes             Advisory      Director and former Chairman of the   $7,000               $7,000                1
Shell Centre                 Board         Board and Managing Director, The
London, England              Member        Royal Dutch/Shell Group of
Age:  65                                   Companies

Jae-Hyun Hyun                Advisory      Chairman, Tong Yang Group    $6,250               $6,250                1
Tong Yang Group              Board
14F, TYIF Building           Member
Seoul, Korea
Age:  48

Baron Gualtherus Kraijenhoff   Advisory      Chairman of the Supervisory Council,   $7,000               $7,000                1
Stoeplaan 9, Flat 58         Board         AKZO N.V.
The Netherlands              Member
Age: 75

Pierre Lescure               Advisory      Chairman and Chief Executive Officer,   $0/4/                $0/4/                 1
CANAL +                      Board         CANAL +
85-89 quai Andre Citroen     Member
F-75015 Paris
France
Age:  51

Allen E. Puckett             Advisory      Chairman Emeritus, Hughes Aircraft   $7,000               $7,000                1
935 Corsica Drive            Board         Company
Pacific Palisades, CA  90272   Member
Age:  78

Rozanne L. Ridgway           Advisory      Co-Chair, Atlantic Council of the   $7,000               $7,000                1
Baltic-American Enterprise Fund   Board         United States; Chair, Baltic American
1625 K Street, N.W.          Member        Enterprises Fund
Washington, DC  20006
Age:  62

Orville H. Schell            Advisory      Dean, Graduate School of Journalism,   $7,000               $7,000                1
Graduate School of Journalism   Board         University of California, Berkeley
121 North Gate Hall          Member
University of California
Berkeley, CA  94720
Age:  57


/1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Advisory Board member.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Pierre Lescure was appointed to the Advisory Board effective October 1, 1997 and, therefore, received no compensation from the fund in fiscal year 1997.

All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Effective October 1, 1997, each Advisory Board member is paid a fee of $5,000 per annum, plus $5,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of November 1, 1997 the officers, directors and Advisory Board members and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser is dated April 1, 1997. The Agreement will continue in effect until March 31, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.
The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, and 0.385% in excess of $17 billion. For the fiscal years ended September 30, 1997, 1996 and 1995, the Investment Adviser received advisory fees of $59,337,000, $43,463,000 and $32,015,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1997 amounted to $12,090,000 after allowance of $62,293,000 to dealers. During the fiscal years ended September 30, 1996 and 1995 the Principal Underwriter received $12,923,000 and $8,330,000, after allowance of $67,852,000 and $44,248,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees). During the fiscal year ended September 30, 1997, the fund paid or accrued $32,358,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than eighteen months is 20%, and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

                See "Investment Minimums and Fund       $50 minimum (except where a lower minimum is
                Numbers" for initial investment         noted under "Investment Minimums and Fund
                minimums.                               Numbers").

By contacting   Visit any investment dealer who is      Mail directly to your investment dealer's address
your investment   registered in the state where the     printed on your account statement.
dealer          purchase is made and who has a sales
                agreement with American Funds
                Distributors.

By mail         Make your check payable to the fund     Fill out the account additions form at the bottom of a
                and mail to the address indicated on    recent account statement, make your check
                the account application.  Please        payable to the fund, write your account number on
                indicate an investment dealer on the    your check, and mail the check and form in the
                account application.                    envelope provided with your account statement.

By telephone    Please contact your investment dealer   Complete the "Investments by Phone" section on
                to open account, then follow the        the account application or American FundsLink
                procedures for additional investments.  Authorization Form.  Once you establish the privilege, you, your financial advisor or any person
                                                        with your account information can call American
                                                        FundsLine(R) and make investments by telephone
                                                        (subject to conditions noted in "Telephone
                                                         Purchases, Redemptions and Exchanges" below).

By computer     Please contact your investment dealer    Complete the American FundsLink Authorization
                to open account, then follow the         Form.  Once you establish the privilege, you, your
                procedures for additional investments.   financial advisor or any person with your account
                                                         information may access American FundsLine
                                                         OnLine(SM) on the Internet and make investments by
                                                         computer (subject to conditions noted in "Telephone
                                                         and Computer Purchases, Redemptions and
                                                         Exchanges" below).

By wire         Call 800/421-0180 to obtain your         Your bank should wire your additional investments
                account number(s), if necessary.         in the same manner as described under "Initial
                Please indicate an investment dealer     Investment."
                on the account.  Instruct your bank to
                wire funds to:

                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the account of:
                American Funds Service Company a/c
                #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000    2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1998, provide additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations, and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                                REDEEMING SHARES

By writing to American Funds Service     Send a letter of instruction specifying the name of the fund, the
Company (at the appropriate address      number of shares or dollar amount to be sold, your name and
indicated under "Principal Underwriter   account number.  You should also enclose any share certificates
and Transfer Agent" in the prospectus)   you wish to redeem.  For redemptions over $50,000 and for
                                         certain redemptions of $50,000 or less (see below), your
                                         signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers,
                                         Inc., bank, savings association or credit union that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment dealer     If you redeem shares through your investment dealer, you may be charged for this service.  SHARES HELD FOR YOU IN YOUR
                                         INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH
                                         THE DEALER.

You may have a redemption check sent     You may use this option, provided the account is registered in the
to you by using American FundsLine(R)    name of an individual(s), a UGMA/UTMA custodian, or a non-retirement
or American FundsLine OnLine(SM) or by   plan trust.  These redemptions may not exceed $50,000 per shareholder
telephoning, faxing, or telegraphing     each day and the check must be made payable to the shareholder(s) of
American Funds Service Company           record and be sent to the address of record provided the address has
(subject to the conditions noted in this been used with the account for at least 10 days.  See "Principal
section and in "Telephone and Computer   Underwriter and Transfer Agent" in the prospectus and "Exchange
Purchases, Sales and Exchanges" in the   "Privilege" below for the appropriate telephone or fax number.
prospectus)

In the case of the money market funds,   Upon request (use the account application for the money market
you may have redemptions wired to your   funds) you may establish telephone redemption privileges (which
bank by telephoning American Funds       will enable you to have a redemption sent to your bank account)
Service Company ($1,000 or more) or by   and/or check writing privileges.  If you request check writing
writing a check ($250 or more)           privileges, you will be provided with checks that you may use to draw against your account.  These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTone/TM/ telepone or access the American Funds Wed site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1997, 1996 and 1995 amounted to $11,461,000, $8,933,000 and
$6,300,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $12,198,000 for the fiscal year ended September 30, 1997.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,

REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1997



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)              $21.86

Maximum offering price per share

  (100/94.25 of net asset value per share which takes

    into account the fund's current maximum sales charge)    $23.19




                 INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 1.14% based on a 30-day (or one month) period ended September 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1997 was 22.52%, 16.46% and 11.59%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present to prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results and that the fund has different investment policies from other funds managed by Capital Research and Management Company. Reference to the other common stock funds is made solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's Prospectus.
                       NPF VS. VARIOUS UNMANAGED INDEXES

Periods          Total                               MSCI Indices               Capital
                 Return                                                     Appreciation

10/1 - 9/30      NPF         DJIA/1/    S&P 500/2/   World/3/   U.S./4/     NPF          NYSE/6/

1973# - 1997     +2,908%     +2,187%    +2,035%      +1,538%    +1,896%     +1,426%         +711%

1987  -  1997    +199        +316       +295         +149       +304        +144         +176

1986  -  1996    +245        +358       +303         +188       +309        +180         +175

1985  -  1995    +332        +404       +341         +302       +342        +250         +198

1984  -  1994    +321        +355       +289         +338       +289        +236         +167

1983  -  1993    +278        +321        +293        +328       +291        +196         +165

1982  -  1992    +360        +443        +402        +400       +393        +244         +232

1981  -  1991    +356        +446        +397        +416       +392        +246         +218

1980  -  1990    +275        +314        +269        +285       +266        +166         +132

1979  -  1989    +387        +395        +392        +483       +372        +245         +212

1978  -  1988     +342       +302        +317        +420       +291        +214         +166

1977  -  1987    +584        +415        +432        +580       +397        +386         +241

1976  -  1986    +369        +205        +256        +389       +235        +232         +137

1975  -  1985    +299        +187        +253        +274       +233        +181         +136

1974  -  1984    +403        +241        +326        +288       +297        +248         +186

1973# - 1983     +271        +124        +149        +128       +129        +156         + 64



/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International USA Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.
# From March 13, 1973, the date the fund commenced operations.

                IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .

Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years

(10/1/92 - 9/30/97)            (10/1/87 - 9/30/97)

$16,281                        $45,061


        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM  . . .

If you had invested           Periods             ...and taken all
$10,000 in NPF                10/1 - 9/30         distributions in shares,
this many years ago...                            your investment would
Number of Years                                   have been worth this
                                                  much at September 30, 1997
                                                  Value

1                             1996  -  1997       $12,253

2                             1995  -  1997       13,550

3                             1994  -  1997       16,078

4                             1993  -  1997       18,102

5                             1992  -  1997       21,421

6                             1991  -  1997       23,144

7                             1990  -  1997       28,670

8                             1989  -  1997       27,271

9                             1988  -  1997       34,889

10                            1987  -  1997       29,927

11                            1986  -  1997       44,794

12                            1985  -  1997       62,191

13                            1984  -  1997       71,819

 14                           1983  -  1997       72,536

 15                           1982  -  1997       104,487

 16                           1981  -  1997       111,977

 17                           1980  -  1997       114,074

 18                           1979  -  1997       141,049

 19                           1978  -  1997       163,540

 20                           1977  -  1997       217,251

 21                           1976  -  1997       222,962

 22                           1975  -  1997       263,365

 23                           1974  -  1997       382,933

 24                           1973  -  1997       285,353

Lifetime                      1973# -  1997       300,835


# From March 13, 1973, the date the fund commenced operations.


Illustration of a $10,000 investment in NPF with
 dividends reinvested and capital gain distributions taken in shares (For the period March 13, 1973 through September 30, 1997)

                COST OF SHARES                                   VALUE OF SHARES

Fiscal          Annual          Dividends       Total           From           From            Dividends     Total
Year End        Dividends       (cumulative)    Investment      Initial        Capital Gains   Reinvested    Value
Sept. 30                                        Cost            Investment     Reinvested



  1973#            ----             ----        $10,000          $9,938               ----         ----         $9,938

1974               325               325        10,325            7,163               ----          239           7,402

1975               401               726        10,726            9,952               ----          817         10,769

1976               337            1,063         11,063          11,422                ----       1,298          12,720

1977               280            1,343         11,343          11,236                244        1,570          13,050

1978               318            1,661         11,661          13,908             1,079         2,355          17,342

1979               444            2,105         12,105          15,165             1,868         3,067          20,100

1980               501            2,606         12,606          18,230             2,315         4,321          24,866

1981               931            3,537         13,537          17,905             2,274         5,136          25,315

1982            1,667             5,204         15,204          16,225             4,557         6,369          27,151

1983            1,830             7,034         17,034          21,080             7,382       10,631            39,093

1984            1,205             8,239         18,239          19,259             9,323       10,912          39,494

1985            1,196             9,435         19,435          19,796           13,202        12,580          45,578

1986            1,178           10,613          20,613          24,699           21,436        17,138          63,273

1987            1,393           12,006          22,006          32,052           38,599        24,076          94,727

1988            1,820           13,826          23,826          23,928           37,429        19,876          81,233

1989            2,605           16,431          26,431          27,920           49,773        26,275        103,968

1990            2,617           19,048          29,048          23,718           50,481        24,697          98,896

1991            2,979           22,027          32,027          27,477           63,176        31,840        122,493

1992            2,524           24,551          34,551          28,597           67,989        35,751        132,337

1993            2,172           26,723          36,723          33,173           79,499        43,932        156,604

1994            2,231           28,954          38,954          35,951           90,455        49,939        176,345

1995            2,813           31,767          41,767          39,639         111,254         58,307        209,200

1996            4,129           35,896          45,896          41,484         124,538         65,439        231,461

1997            4,365           40,261          50,261          51,032         164,111         85,692        300,835



The dollar amount of capital gain distributions during the period was $80,243
 ________________________________________
#   From March 13, 1973, the date fund commenced operations.

APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

New Perspective Fund
Investment Portfolio, September 30, 1997

Largest Industry Holdings
10.26% Health & Personal Care
7.63% Telecommunications
6.71% Banking
5.58% Electronic Components
5.30% Broadcasting & Publishing
52.93% Other Industries
11.59% Bonds, Cash and Equivalents






                                                           Shares or       Market     Percent
                                                           Principal        Value       of Net
Equity-Type Securities                                        Amount   (Millions)       Assets
-----------------------------------------               ------------ ------------ ------------

Health & Personal Care - 10.26%
AB Astra, Class A (Sweden)                                 11,826,833     $218.798
AB Astra, Class A (American Depositary Receipts)              413,333        7.595
AB Astra, Class B                                           8,590,533      152.115        2.23
Novartis AG (Switzerland)                                     231,231      355.470        2.10
Pfizer Inc (USA)                                            4,870,000      292.505        1.73
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                         2,400,000      133.800         .79
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                           2,200,000      107.525         .63
Merck & Co., Inc. (USA)                                       880,000       87.945         .52
Glaxo Wellcome PLC (United Kingdom)                           563,264       12.678
Glaxo Wellcome PLC (American Depositary Receipts)             854,000       38.377         .30
Zeneca Group PLC (United Kingdom)                           1,000,000       32.627
Zeneca Group PLC (American Depositary Receipts)               185,000       18.095         .30
Shiseido Co., Ltd. (Japan)                                  2,924,000       47.075         .28
Johnson & Johnson (USA)                                       800,000       46.100         .27
Genentech, Inc., callable putable common stock (USA) (1)      600,000       34.875         .21
Sankyo Co., Ltd. (Japan)                                    1,000,000       34.689         .20
Alza Corp. (USA) (1)                                        1,000,000       29.000         .17
Abbott Laboratories (USA)                                     400,000       25.575         .15
Pharmacia & Upjohn, Inc. (USA)                                500,000       18.250         .11
Gillette Co. (USA)                                            203,400       17.556         .10
Guidant Corp. (USA)                                           300,000       16.800         .10
Medtronic, Inc. (USA)                                         255,000       11.985         .07


Telecommunications - 7.63%
Telefonica de Espana, SA (Spain)                            7,906,000      249.523
Telefonica de Espana, SA (American Depositary Receipts)        76,000        7.153        1.51
Telecom Italia SPA, ordinary shares (formerly STET-Societa
 Finanziaria Telefonica p.a.) (Italy)                      20,190,000      135.280
Telecom Italia SPA, nonconvertible
 savings shares                                            16,500,000       64.457        1.18
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                              3,134,530      162.212         .96
AirTouch Communications (USA) (1)                           3,500,000      124.031         .73
Telecom Corp. of New Zealand Ltd. (New Zealand)            13,678,100       69.386
Telecom Corp. of New Zealand Ltd. (2)                       5,135,400       26.051         .56
Vodafone Group PLC (American Depositary Receipts) (United
 Kingdom)                                                   1,428,500       76.782         .45
Tele Danmark AS, Class B (Denmark)                            672,000       35.463
Tele Danmark AS, Class B (American Depositary Receipts)     1,233,700       32.924         .40
MCI Communications Corp. (USA)                              2,325,000       68.297         .40
AT&T Corp. (USA)                                            1,535,000       68.020         .40
Koninklijke PTT Nederland NV (Netherlands)                  1,629,500       64.208         .38
Sprint Corp. (USA)                                            883,400       44.170         .26
Hong Kong Telecommunications Ltd. (Hong Kong)               8,260,529       18.684
Hong Kong Telecommunications Ltd. (American Depositary
 Receipts)                                                    440,759        9.862         .17
British Telecommunications PLC (United Kingdom)             3,000,000       19.828         .12
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil)            76,439        9.841         .06
Deutsche Telekom AG (Germany)                                 265,900        5.160         .03
DDI Corp. (Japan)                                                 500        2.515         .02


Banking - 6.71%
Royal Bank of Canada (Canada)                               3,717,000      182.689        1.08
Bank of Nova Scotia (Canada)                                3,129,500      149.962         .88
Westpac Banking Corp. (Australia)                          17,567,630      110.731
Westpac Banking Corp., warrants, expire 2000 (1)            3,000,000       15.867         .75
BankAmerica Corp. (USA)                                     1,250,000       91.641         .54
Citicorp (USA)                                                600,000       80.362         .47
Banco de Santander, SA (Spain)                              1,800,000       59.233
Banco de Santander, SA (American Depositary Receipts)         540,000       17.617         .45
Australia and New Zealand Banking Group Ltd. (Australia)    7,371,411       60.242         .36
Cie. Financiere de Paribas, Class A (France)                  750,000       55.781         .33
Banque Nationale de Paris (France)                          1,021,549       51.613         .30
Chase Manhattan Corp. (USA)                                   375,000       44.250         .26
Fuji Bank, Ltd. (Japan)                                     3,710,000       40.948         .24
Sumitomo Bank, Ltd. (Japan)                                 2,300,000       34.739         .21
ABN AMRO Holding NV (Netherlands)                           1,672,960       33.972         .20
Sakura Bank, Ltd. (Japan)                                   6,675,000       31.962         .19
The Toronto-Dominion Bank (Canada)                            750,000       25.489         .15
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                      1,250,000       23.859         .14
Istituto Mobiliare Italiano SpA (Italy)                     1,500,000       16.064         .09
HSBC Holdings PLC (United Kingdom)                            320,000       11.365         .07


Electronic Components - 5.58%
Micron Technology, Inc. (USA) (1)                           6,855,000      237.783        1.40
Advanced Micro Devices, Inc. (USA) (1)                      6,050,000      197.003        1.16
Intel Corp. (USA)                                           1,400,000      129.237         .76
Bay Networks, Inc. (USA) (1)                                3,000,000      115.875         .68
Analog Devices, Inc. (USA) (1)                              1,710,000       57.285         .34
Arrow Electronics, Inc. (USA) (1)                             880,000       51.040         .30
Seagate Technology (USA) (1)                                1,400,000       50.575         .30
Altera Corp. (USA) (1)                                        950,000       48.687         .29
Murata Manufacturing Co., Ltd. (Japan)                        590,000       25.559         .15
Electrocomponents PLC (United Kingdom)                      3,000,000       22.273         .13
Kyocera Corp. (Japan)                                         176,000       11.524         .07


Broadcasting & Publishing - 5.30%
Time Warner Inc. (USA)                                      6,406,225      347.137        2.05
Viacom Inc., Class B (USA) (1)                              4,640,000      146.740         .87
News Corp. Ltd. (Australia)                                 3,948,625       20.246
News Corp. Ltd. (American Depositary Receipts)              3,991,600       81.578
News Corp. Ltd., preferred shares                           2,021,244        8.947
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                  1,995,800       35.800         .86
CANAL + (France)                                              267,145       47.595         .27
Carlton Communications PLC (United Kingdom)                 4,890,000       40.607         .24
Grupo Televisa, SA, ordinary participation certificates
 (American Depositary Receipts) (Mexico) (1)                  825,000       29.545         .17
Westinghouse Electric Corp. (USA)                           1,045,000       28.280         .17
Elsevier NV (Netherlands)                                   1,700,000       24.756         .15
Wolters Kluwer NV (Netherlands)                               162,516       21.979         .13
Pearson PLC (United Kingdom)                                1,700,000       21.498         .13
Dow Jones & Co., Inc. (USA)                                   434,900       20.331         .12
AUDIOFINA (Luxembourg)                                        415,300       16.707         .10
U S WEST Media Group (USA) (1)                                313,300        6.990         .04
                                                                   .

Energy Sources - 4.76%
TOTAL, Class B (France)                                       131,077       15.044
TOTAL, Class B (American Depositary Receipts)               3,109,814      178.231        1.14
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                      1,852,000      102.786
 'Shell' Transport and Trading Co., PLC (United Kingdom)    3,000,000       21.958         .74
Broken Hill Proprietary Co. Ltd. (Australia)                6,502,053       75.749         .45
ENI SpA (Italy)                                            11,000,000       69.448         .41
Elf Aquitaine (France)                                        400,000       53.550
Elf Aquitaine (American Depositary
 Receipts)                                                    100,000        6.669         .35
Phillips Petroleum Co. (USA)                                1,100,000       56.788         .33
Anadarko Petroleum Corp. (USA)                                700,000       50.269         .30
Talisman Energy Inc. (Canada) (1)                           1,400,000       48.237         .28
YPF SA, Class D (American Depositary Receipts (Argentina    1,200,000       44.250         .26
Mobil Corp. (USA)                                             500,000       37.000         .22
RAO Gazprom (American Depositary Receipts) (Russia)         1,341,000       33.659         .20
Enterprise Oil PLC (United Kingdom)                         1,221,300       13.355         .08
                                                                   .

Electrical & Electronics - 4.58%
Nokia Corp., Class A (Finland)                                480,000       45.693
Nokia Corp., Class A (American Depositary Receipts)         1,450,000      136.028
Nokia Corp., Class K                                          460,000       43.615        1.33
Telefonaktiebolaget LM Ericsson, Class B (Sweden)           2,376,000      114.444
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts)                                         800,000       38.350         .90
ABB AB, Class A (Sweden)                                      150,000        2.131
ABB AB, Class B                                             6,000,000       84.836
ABB AB, Class B (American Depositary Receipts)                250,000       35.375
ABB AG, Class A (Switzerland)                                  11,750       17.350         .82
Northern Telecom Ltd. (Canada)                                457,300       47.530         .28
Schneider SA (France)                                         750,000       47.477         .28
Siemens AG (Germany)                                          600,000       40.637         .24
Alcatel Alsthom (France)                                      260,000       34.675         .21
York International Corp. (USA)                                680,000       30.430         .18
General Electric Co. (USA)                                    394,000       26.817         .16
NextLevel Systems, Inc. (USA) (1)                           1,055,200       17.675         .10
Lucent Technologies Inc. (USA)                                168,523       13.713         .08
                                                                   .

Multi-Industry - 4.17%
Siebe PLC (United Kingdom)                                  6,570,000      132.391         .78
Hutchison Whampoa Ltd. (Hong Kong)                         13,281,000      130.884         .77
Lend Lease Corp. Ltd. (Australia)                           4,058,860       96.427         .57
FMC Corp. (USA) (1)                                           991,300       87.978         .52
Williams Holdings PLC (United Kingdom)                     10,000,000       59.557         .35
LTV Corp. (USA)                                             4,225,000       53.605         .32
Suez Lyonnaise des Eaux (France)                              390,243       43.668         .26
Canadian Pacific Ltd. (Canada)                              1,000,000       29.563         .17
Lagardere Groupe SCA (France)                                 700,000       22.280         .13
AlliedSignal Inc. (USA)                                       400,000       17.000         .10
B.A.T Industries PLC (United Kingdom)                       1,895,559       16.613         .10
Swire Pacific Ltd., Class A (Hong Kong)                     2,150,000       16.464         .10
                                                                   .

Automobiles - 3.63%
Honda Motor Co., Ltd. (Japan)                               4,640,000      162.111         .96
Regie Nationale des Usines Renault, SA (France)             3,800,000      112.985         .67
Bayerische Motoren Werke AG (Germany)                          69,500       59.336
Bayerische Motoren Werke AG, preferred shares                  20,318       11.830         .42
Ford Motor Co., Class A (USA)                               1,229,500       55.635         .33
Chrysler Corp. (USA)                                        1,500,000       55.219         .33
Toyota Motor Corp. (Japan)                                  1,405,000       43.141         .25
Suzuki Motor Corp. (Japan)                                  3,600,000       34.656         .20
Volvo AB, Class B (Sweden)                                  1,000,000       28.741         .17
General Motors Corp. (USA)                                    400,000       26.775         .16
Daimler-Benz AG, 4.125% convertible debentures 2003
 (Germany) (2)                                          DM28,000,000        24.311         .14


Beverages & Tobacco - 3.42%
Philip Morris Companies Inc. (USA)                          7,455,000      309.848        1.83
Asahi Breweries, Ltd. (Japan)                               4,060,000       65.364
Asahi Breweries, Ltd., 1.00% convertible debentures 2003Y924,000,000        12.844
Asahi Breweries, Ltd., .95% convertible debentures 2002 Y410,000,000         5.682
Asahi Breweries, Ltd., .90% convertible debentures 2001 Y520,000,000         7.168         .54
Seagram Co. Ltd. (Canada)                                   2,200,000       77.550         .46
PepsiCo, Inc. (USA)                                         1,000,000       40.563         .24
Cia. Cervejaria Brahma (Brazil)                            47,000,000       36.108         .21
LVMH Moet Hennessy Louis Vuitton (France)                      55,000       11.723         .07
Lion Nathan Ltd. (New Zealand)                              3,218,800        7.875         .04
Gallaher Group PLC (American Depositary Receipts)
 (United Kingdom)                                             300,000        5.756         .03


Machinery & Engineering - 3.40%
Caterpillar Inc. (USA)                                      4,600,000      248.113        1.46
Mannesmann AG (Germany)                                       507,500      242.490        1.43
Deere & Co. (USA)                                             725,000       38.969         .23
Kvaerner AS, Class A (Norway)                                  535,340       31.663         .19
Kawasaki Heavy Industries, Ltd. (Japan)                     4,200,000       14.534         .09


Chemicals - 3.20%
Praxair, Inc. (USA)                                         2,639,300      135.099         .80
Georgia Gulf Corp. (USA) (3)                                1,975,000       60.484         .36
Sherwin-Williams Co. (USA)                                  1,962,000       57.756         .34
Methanex Corp. (Canada)                                     6,250,000       52.479         .31
Nan Ya Plastics Corp. (Taiwan)                             19,980,000       47.921         .28
E.I. du Pont de Nemours and Co. (USA)                         600,000       36.938         .22
Valspar Corp. (USA)                                         1,160,000       36.395         .21
AGA AB, Class A (Sweden)                                    1,460,000       24.020
AGA AB, Class B                                               550,000        8.867         .19
Bayer AG (Germany)                                            750,000       29.941         .18
L'Air Liquide (France)                                        110,097       18.163         .11
BOC Group PLC (United Kingdom)                              1,000,000       17.827         .10
Engelhard Corp. (USA)                                         813,100       17.533         .10


Food & Household Products - 3.13%
Nestle SA (Switzerland)                                        89,782      125.395         .74
Cadbury Schweppes PLC (United Kingdom)                     10,865,090      104.604         .62
Reckitt & Colman PLC (United Kingdom)                       6,056,250       93.007         .55
Unilever NV (Netherlands)                                     335,000       71.706
Unilever PLC (United Kingdom)                                 660,000       19.318         .54
Groupe Danone (France)                                        443,586       70.107         .41
Archer Daniels Midland Co. (USA)                            1,050,000       25.134         .15
Colgate-Palmolive Co. (USA)                                   300,000       20.906         .12


Data Processing & Reproduction - 2.54%
Fujitsu Ltd. (Japan)                                        7,172,000       89.873         .53
Ascend Communications, Inc. (USA) (1)                       1,850,000       59.894         .35
Silicon Graphics, Inc. (USA) (1)                            2,100,000       55.125         .32
Oracle Corp. (USA) (1)                                      1,425,000       51.923         .31
Acer Inc. (Taiwan) (1)                                     20,000,000       39.216         .23
Sybase, Inc. (USA) (1)                                      1,850,000       33.300         .20
International Business Machines Corp. (USA)                   300,000       31.781         .19
Computer Associates International, Inc. (USA)                 261,500       18.779         .11
Microsoft Corp. (USA) (1)                                     140,000       18.524         .11
Digital Equipment Corp. (USA) (1)                             400,000       17.325         .10
Cisco Systems, Inc. (USA) (1)                                 200,000       14.613         .09


Insurance - 2.46%
ING Groep NV (formerly Internationale Nederlanden Groep)
 (Netherlands)                                              4,376,336      201.550        1.19
Fairfax Financial Holdings Ltd. (Canada)                      234,700       65.067
Fairfax Financial Holdings Ltd. (USA) (2)                      93,000       25.783         .54
American International Group, Inc. (USA)                      774,843       79.954         .47
Societe Centrale des Assurances Generales de France (Fra      735,000       29.196         .17
Assicurazioni Generali SpA (Italy)                            670,000       15.098         .09


Forest Products & Paper - 2.01%
Champion International Corp. (USA)                          2,200,000      134.063         .79
Louisiana-Pacific Corp. (USA)                               2,550,000       63.750         .38
UPM-Kymmene Corp. (Finland)                                 1,953,000       54.332         .32
International Paper Co. (USA)                                 600,000       33.038         .19
Rayonier Inc. (USA)                                           600,000       29.025         .17
Jefferson Smurfit Corp. (USA) (1)                           1,255,700       25.114         .15
Carter Holt Harvey Ltd. (New Zealand)                       1,058,500        2.298         .01


Gold Mines - 1.88%
Newmont Mining Corp. (USA)                                  2,750,000      123.578         .73
Placer Dome Inc. (Canada)                                   5,500,000      105.188         .62
Barrick Gold Corp. (Canada)                                 2,500,000       61.875         .36
Gold Fields of South Africa Ltd. (South Africa)             1,400,000       28.195         .17


Metals: Nonferrous - 1.78%
Aluminum Co. of America (USA)                                 950,000       77.900         .46
WMC Ltd. (Australia)                                       15,389,336       72.249         .43
Alumax Inc. (USA) (1)                                       1,500,000       61.313         .36
Alcan Aluminium Ltd. (Canada)                               1,700,000       59.075         .35
Pechiney, Class A (France)                                    366,527       17.657         .10
Teck Corp., Class B (Canada)                                  700,000       14.441         .08


Leisure & Tourism - 1.35%
Carnival Corp., Class A (USA)                               3,400,000      157.250         .93
Walt Disney Co. (USA)                                         600,000       48.375         .29
Accor SA (France)                                             120,000       22.231         .13
Euro Disney SCA (France) (1)                                  171,307         .236         .00


Merchandising - 1.29%
Wal-Mart Stores, Inc. (USA)                                 4,150,000      151.994         .90
Cifra, SA de CV, Class A (Mexico)                           4,970,139       11.136
Cifra, SA de CV, Class B                                    4,500,000       10.650
Cifra, SA de CV, Class C                                    3,624,400        7.981         .17
Home Depot, Inc. (USA)                                        472,500       24.629         .14
Ito-Yokado Co., Ltd. (Japan)                                  185,000       10.041         .06
WHSmith Group PLC, Class A (United Kingdom)                   500,000        2.970         .02


Energy Equipment - 1.27%
Schlumberger Ltd. (Netherlands Antilles)                      998,300       84.044         .50
Halliburton Co. (USA)                                       1,270,000       66.040         .39
Western Atlas Inc. (USA) (1)                                  740,000       65.120         .38


Recreation & Other Consumer Products - 1.17%
Mattel, Inc. (USA)                                          1,900,000       62.938         .37
Fuji Photo Film Co., Ltd. (Japan)                             900,000       37.195         .22
Nintendo Co., Ltd. (Japan)                                    350,000       32.822         .19
Eastman Kodak Co. (USA)                                       400,000       25.975         .15
EMI Group PLC (United Kingdom)                              1,375,569       13.532
EMI Group PLC, Class B preferred shares                       764,205        1.412         .09
PolyGram NV (New York Registered Shares) (Netherlands)        259,900       14.928         .09
Fortune Brands Inc. (formerly American Brands, Inc.)
 (USA)                                                        300,000       10.106         .06


Appliances & Household Durables - 0.98%
Sony Corp. (Japan)                                            927,000       87.700         .52
Philips Electronics NV (Netherlands)                          582,500       49.427
Philips Electronics NV, warrants, expire 1998 (1)             250,000       16.943         .39
Samsung Electronics Co., Ltd. (South Korea)                   125,727       12.180         .07


Business & Public Services - 0.98%
Quintiles Transnational Corp. (USA) (1)                       500,000       42.125         .25
United Utilities PLC (United Kingdom)                       3,000,000       37.114         .22
Cie. Generale des Eaux (France)                               203,808       24.046
Cie. Generale des Eaux, warrants, expire 2001 (1)             203,808         .110         .14
Rentokil Group PLC (United Kingdom)                         4,200,000       17.455         .11
Reuters Holdings PLC (American Depositary Receipts)
 (United Kingdom)                                             240,000       17.100         .10
Waste Management, Inc. (formerly WMX Technologies, Inc.)
 (USA)                                                        395,737       13.826         .08
Electronic Data Systems Corp. (USA)                           300,000       10.650         .06
Thorn PLC (United Kingdom)                                  1,301,948        2.942         .02


Metals: Steel - 0.85%
Allegheny Teledyne Inc. (USA)                               2,040,000       58.395         .34
Usinor Sacilor (France)                                     2,800,000       56.748         .34
Cia. Vale do Rio Doce, ordinary nominative (Brazil)            38,400         .893
Cia. Vale do Rio Doce, preferred nominative                    38,400         .000
Cia. Vale do Rio Doce, preferred nominative (American
 Depositary Receipts)                                      11,184,000       28.712         .17


Utilities: Electric & Gas - 0.71%
National Power PLC (United Kingdom)                         9,300,000       85.483         .50
Hongkong Electric Holdings Ltd. (Hong Kong)                 5,213,500       19.406         .12
Enersis SA (American Depositary Receipts) (Chile)             420,000       15.566         .09


Transportation: Shipping - 0.57%
Bergesen d.y. AS, Class A (Norway)                          1,500,000       46.158
Bergesen d.y. AS, Class B                                     795,000       24.576         .42
Nippon Yusen KK (Japan)                                     7,658,000       25.739         .15


Miscellaneous Materials & Commodities - 0.53%
Potash Corp. of Saskatchewan Inc. (Canada)                    400,000       31.400         .19
Cie. de Saint-Gobain (France)                                 189,841       29.362         .17
De Beers/Centenary linked units (South Africa)              1,000,000       29.216         .17


Real Estate - 0.45%
Cheung Kong (Holdings) Ltd. (Hong Kong)                     6,720,000       75.562         .45


Transportation: Rail & Road - 0.33%
CSX Corp. (USA)                                               950,000       55.575         .33


Building Materials & Components - 0.33%
CEMEX, SA de CV, Class A (Mexico)                           2,362,225       12.289
CEMEX, SA de CV CPO                                         4,040,000       21.225         .20
Holderbank Financiere Glaris Ltd. (Switzerland)                23,000       21.880         .13


Electronic Instruments - 0.29%
Tokyo Electron Ltd. (Japan)                                   500,000       30.581         .18
Applied Materials, Inc. (USA) (1)                             200,000       19.050         .11


Aerospace & Military Technology - 0.23%
Boeing Co. (USA)                                              720,000       39.195         .23


Industrial Components - 0.22%
Bridgestone Corp. (Japan)                                   1,571,000       37.808         .22


Textiles & Apparel - 0.18%
NIKE, Inc., Class B (USA)                                     290,000       15.370         .09
Gucci Group NV (New York Registered Shares) (Netherlands      310,000       14.531         .09


Miscellaneous - 0.24%
Other equity-type securities in initial period of
 acquisition                                                                39.936         .24
                                                                     ------------ ------------


TOTAL EQUITY-TYPE SECURITIES
(cost: $9,917.226 million)                                              14,990.005       88.41
                                                                     ------------ ------------

                                                          Principal
                                                              Amount
Bonds                                                     (Millions)
---------------------------------------                 ------------

New Zealand Government - 0.18%
New Zealand 8.00% November 2006                            NZ$44.500        31.076         .18


                                                                      -----------  -----------
TOTAL BONDS (cost: $29.793 million)                                         31.076         .18
                                                                      -----------  -----------

TOTAL INVESTMENT SECURITIES (cost: $9,947.019 million)                  15,021.081       88.59
                                                                      -----------  -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 9.05%
Svenska Handelsbanken Group 5.47%-5.50% due 11/4-12/23/9      100.000       99.107         .59
Toyota Motor Credit Corp. 5.49%-5.50% due 10/16-11/13/97       91.500       91.084         .54
Ameritech Corp. 5.46%-5.47% due 10/2-10/3/97                   90.000       89.965         .53
Lucent Technologies Inc. 5.48%-5.50% due 10/8-12/17/97         90.000       89.390         .53
Daimler-Benz North America Corp. 5.49%-5.50% due 10/14-
 12/19/97                                                      89.500       89.169         .53
Halifax PLC 5.49% due 11/18-12/3/97                            89.300       88.553         .52
General Electric Capital Corp. 5.50%-6.50% due 10/1-
 11/12/97                                                      89.240       88.881         .52
National Australia Funding (Delaware) Inc. 5.47%-5.48%
 due 10/1-12/9/97                                              85.000       84.790         .50
E.I. du pont de Nemours and Co. 5.47% due 10/24-12/5/97        73.595       73.184         .43
Caisse d'amortissement de la dette sociale 5.48%-5.50%
 due 10/20-12/2/97                                             70.000       69.579         .41
ANZ (Delaware) Inc. 5.49%-5.50% due 10/20-10/28/97             67.300       66.832         .40
Ford Credit Europe PLC 5.50%-5.52% due 10/7-12/11/97           63.800       63.570         .38
Canada Bills 5.46%-5.47% due 10/21-11/3/97                     62.800       62.536         .37
International Lease Finance Corp. 5.47%-5.50% due 10/6-
 12/1/97                                                       62.000       61.654         .36
Toronto-Dominion Holdings USA Inc. 5.47%-5.53% due 10/22-
 10/31/97                                                      60.000       59.779         .35
A.I. Credit Corp. 5.49%-5.50% due 10/20-11/3/97                55.000       54.767         .33
IBM Credit Corp. 5.48%-5.51% due 10/16-11/14/97                53.600       53.299         .31
Commonwealth Bank of Australia 5.50% due 10/8-12/9/97          52.600       52.336         .31
Rank Xerox Capital (Europe) PLC 5.47%-5.50%
 due 10/10-10/17/97                                            50.000       49.913         .29
Abbey National North America 5.47%-5.50% due 10/17-
 10/20/97                                                      47.000       46.871         .28
American Express Credit Corp. 5.49%-5.52% due 10/29-
 11/20/97                                                      39.500       39.278         .23
British Columbia (Province of) 5.45%-5.48% due 10/21-
 10/31/97                                                      31.834       31.711         .19
Societe Generale NA Inc. 5.51%-5.52% due 12/9-12/10/97         25.600       25.322         .15


Certificates of Deposit - 1.23%
Canadian Imperial Bank of Commerce 5.54%-5.57%
 due 10/23-11/19/97                                            70.000       69.999         .41
Westdeutsche Landesbank Girozentrale 5.56%-5.66%
 due 10/9-10/22/97                                             65.000       65.001         .38
Abbey National PLC 5.57% due 11/5/97                           50.000       49.999         .29
Societe Generale 5.55% due 10/1/97                             25.000       25.000         .15


Federal Agency Discount Notes - 0.84%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.40%-5.48% due 10/7-11/25/97                                 89.100       88.692         .52
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.40%-5.45% due 11/6-11/24/97                                 55.100       54.718         .32
                                                                      -----------  -----------

Non-U.S. Currency - 0.06%
New Taiwanese Dollar                                      NT$292.202        10.231         .06


TOTAL SHORT-TERM SECURITIES (cost: $1,895.484 million)                   1,895.210       11.18
Excess of cash and receivables over payables                                39.793         .23
                                                                     ------------ ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                 1,935.003       11.41
                                                                     ------------ ------------

NET ASSETS                                                            $16,956.084       100.00%
                                                                      ===========  ===========

(1) Non-income-producing securities

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 5.72% of the outstanding voting securities of Georgia Gulf Corp., which represent an investment in an affiliate as defined in the Investment
 Company Act of 1940.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

New Perspective Fund
Financial Statements
----------------------------------------------                 ----------------  ----------------
Statement of Assets and Liabilities                                                   (dollars in
at September 30, 1997                                                                   millions)
----------------------------------------------                 ----------------  ----------------
Assets:
Investment securities at market
 (cost: $9,947.019)                                                                   $15,021.081
Short-term securities
 (cost: $1,895.484)                                                                     1,895.210
Cash                                                                                         .663
Receivables for-
 Sales of investments                                                   $38.023
 Sales of fund's shares                                                  23.147
 Dividends and accrued interest                                          36.879            98.049
                                                               ----------------  ----------------
                                                                                       17,015.003
Liabilities:
Payables for-
 Purchases of investments                                                39.837
 Repurchases of fund's shares                                             9.426
 Management services                                                      5.769
 Accrued expenses                                                         3.887             58.919
                                                               ----------------  ----------------
Net Assets at September 30, 1997-
 Equivalent to $21.86 per share on
 775,640,437 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                 $16,956.084
                                                                                 ================

Statement of Operations
for the year ended September 30, 1997                                                 (dollars in
                                                                                        millions)

----------------------------------------------                 ----------------  ----------------
Investment Income:
Income:
 Dividends                                                            $ 232.693
 Interest                                                               101.880         $ 334.573
                                                               ----------------
Expenses:
 Management services fee                                                 59.337
 Distribution expenses                                                   32.358
 Transfer agent fee                                                      12.198
 Reports to shareholders                                                  1.060
 Registration statement and prospectus                                    1.301
 Postage, stationery and supplies                                         1.694
 Directors' and Advisory Board fees                                        .243
 Auditing and legal fees                                                   .078
 Custodian fee                                                            4.117
 Taxes other than federal
  income tax                                                               .170
 Other expenses                                                            .091            112.647
                                                               ----------------  ----------------
 Net investment income                                                                     221.926
                                                                                 ----------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
Net realized gain                                                                          922.766
Net increase in unrealized appreciation on
 investments:
 Beginning of year                                                    2,505.461
 End of year                                                          5,073.194          2,567.733
                                                               ----------------  ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                         3,490.499
                                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                        $3,712.425
                                                                                 ================



----------------------------------------------                 ----------------  ----------------
Statement of Changes in Net Assets                                  (dollars in
                                                                      millions)
                                                                     Year ended
                                                                  September 30,
                                                                           1997               1996
----------------------------------------------                 ----------------  ----------------
Operations:
Net investment income                                              $    221.926       $   204.748
Net realized gain on investments                                        922.766           439.315
Net increase in unrealized appreciation
 on investments                                                       2,567.733           389.111
                                                               ----------------  ----------------
 Net increase in net assets
 resulting from operations                                            3,712.425         1,033.174
                                                               ----------------  ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                   (224.557)         (181.254)
Distributions from net realized gain on
 investments                                                           (462.037)         (326.785)
                                                               ----------------  ----------------
 Total dividends and distributions                                     (686.594)         (508.039)
                                                               ----------------  ----------------

Capital Share Transactions:
Proceeds from shares sold: 160,556,117
 and 168,317,771 shares, respectively                                 3,126.904         2,872.559
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 36,204,990 and 29,221,609 shares,
 respectively                                                           650.157           477.859
Cost of shares repurchased: 78,902,097
 and 58,868,182 shares, respectively                                 (1,534.468)       (1,004.893)
                                                               ----------------  ----------------

 Increase in net assets resulting from
  capital share transactions                                          2,242.593         2,345.525
                                                               ----------------  ----------------

Total Increase in Net Assets                                          5,268.424         2,870.660

Net Assets:
Beginning of year                                                    11,687.660         8,817.000
                                                               ----------------  ----------------
End of year (including undistributed
 net investment income: $115.664
 and $119.565, respectively)                                        $16,956.084       $11,687.660
                                                               ================  ================

See Notes to Financial Statements

Notes to Financial Statements

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $5,074,776,000, of which $5,318,292,000 related to appreciated securities and $243,516,000 related to depreciated securities. During the year ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $922,872,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $106,000 were treated as an adjustment to ordinary income for federal income tax purposes. The capital gain distribution paid in December 1996 includes $4,708,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $11,841,515,000 at September 30, 1997.

3. The fee of $59,337,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $32,358,000. As of September 30, 1997, accrued and unpaid distribution expenses were $2,763,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $12,198,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,090,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $436,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $848,291,000 and additional paid-in capital was $10,143,295,000. The fund reclassified $1,270,000 and $1,157,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in-capital for the year ended September 30, 1997.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $4,697,161,000 and $3,199,572,000, respectively, during the year ended September 30, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,117,000 includes $61,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1997, such non-U.S. taxes were $21,248,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable and sales of non-U.S. bonds and notes were $4,038,000 for the year ended September 30, 1997.

                                         Year ended
                                        September 30
                                                 1997        1996        1995        1994      1993
                                         ----------- ----------- ----------- ----------- -----------

Net Asset Value, Beginning of Year            $17.77      $16.98      $15.40      $14.21     $12.25
                                         ----------- ----------- ----------- ----------- -----------
 Income from Investment Operations:
  Net investment income                          .29         .32         .31         .22        .17
   Net realized gain and increase in
   unrealized appreciation on investment        4.81        1.40        2.35        1.54       2.04
                                         ----------- ----------- ----------- ----------- -----------
   Total income from
 investment operations                          5.10        1.72        2.66        1.76       2.21
                                         ----------- ----------- ----------- ----------- -----------
 Less Distributions:
  Dividends from net
 investment income                             (.323)      (.321)      (.237)      (.173)     (.178)
  Dividends from net realized
 non-U.S. currency gains(1)                    (.007)      (.009)      (.003)      (.027)     (.022)
  Distributions from net
 realized gains                                (.680)      (.600)      (.840)      (.370)     (.050)
                                         ----------- ----------- ----------- ----------- -----------
   Total distributions                         (1.01)       (.93)      (1.08)       (.57)      (.25)
                                         ----------- ----------- ----------- ----------- -----------
Net Asset Value, End of Year                  $21.86      $17.77      $16.98      $15.40     $14.21
                                           =========   =========   =========   =========  =========

Total Return(2)                               29.97%      10.64%       18.63%      12.61%     18.34%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                          $16,956     $11,688      $8,817      $6,279     $4,417
  Ratio of expenses to average
 net assets                                      .79%        .82%        .83%       .84%        .87%
  Ratio of net income to
 average net assets                             1.56%       2.00%       2.12%      1.48%       1.40%
  Average commissions paid(3)                   .50c       4.30c        .72c       1.05c      1.74c
  Portfolio turnover rate                     25.68%      18.12%       22.40%      25.33%     15.02%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(2)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.
(3) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transactions because of the lower
 per-share prices of many non-U.S.
 securities.

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Los Angeles, California
October 31, 1997

Tax Information (unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                  Dividends and Distributions per Share


To Shareholders          Payment Date             From Net          From Net               From Net
of Record                                         Investment        Realized Short-        Realized Long-
                                                  Income            term Gains             term Gains

December 13, 1996        December 16, 1996        $.23              $.056                  $.624

May 30, 1997             June 2, 1997             .10               -                      -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1997 is $0.03744 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income represents qualifying dividends. Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.